February 7, 2006

House of Brussels Chocolates, Inc.
House of Brussels Holdings Ltd.
Brussels Chocolates Ltd.
House of Brussels (USA) Ltd.
DeBas Chocolate Inc.
ChocoMed, Inc.
1659 Fosters Way
Delta, British Columbia V3M 6S6
Attention: Robert Wesolek

Re:   Overadvance Letter

Ladies and Gentleman:

Reference is hereby made to that certain Security Agreement dated as of March 29, 2005 by and among House of Brussels Chocolates, Inc., a Nevada corporation (“HBC”), such other subsidiaries of HBC named in that certain Security Agreement or which hereafter become a party thereto (HBC and such subsidiaries of HBC, collectively, the “Company”) and Laurus Master Fund, Ltd. (“Laurus”) (as amended, modified or supplemented from time to time, the “Security Agreement”). Capitalized terms used but not defined herein shall have the meanings ascribed them in the Security Agreement.

Laurus is hereby notifying you of its decision to exercise the discretion granted to it pursuant to Section 2(a)(iii) of the Security Agreement to make a Loan to the Company in excess of the Formula Amount from time to time in effect during the Period (as defined below) in an aggregate principal amount equal to (w) for the portion of the Period beginning on the date hereof and ending on March 31, 2006, $500,000, (x) for the portion of the Period beginning on April 1, 2006 and ending on April 30, 2006, $400,000, (y) for the portion of the Period beginning on May 1, 2006 and ending on May 31, 2006, $300,000 and (z) for the portion of the Period beginning on June 1, 2006 and ending on June 30, 2006, $200,000 (the “Overadvance”).

In connection with making the Overadvance, for a period beginning on the date hereof and ending on June 30, 2006 (the “Period”), Laurus hereby waives compliance with Section 3 of the Security Agreement, but solely as such provision relates to the immediate repayment requirement for Overadvances. Laurus further agrees that solely for such Period (but not thereafter), (i) the Overadvance shall not trigger an Event of Default under Section 19(a) of the Security Agreement, and (ii) the Overadvance rate set forth in Section 5(b)(ii) of the Security Agreement (the “Overadvance Rate”) shall not apply. All other terms and provisions of the Security Agreement and the Ancillary Agreements remain in full force and effect.

This letter may not be amended or waived except by an instrument in writing signed by the Company and Laurus. This letter may be executed in any number of counterparts, each of which shall be an original and all of which, when taken together, shall constitute one agreement. Delivery of an executed signature page of this letter by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof or thereof, as the case may be. This letter shall be governed by, and construed in accordance with, the laws of the State of New York. This letter sets forth the entire agreement between the parties hereto as to the matters set forth herein and supersede and replace all prior communications, written or oral, with respect to the matters herein (including, without limitation, that certain Overadvance Letter, dated March 29, 2005, by and among the Company and Laurus, as amended). The Company hereby agrees to file an 8-K with the Securities and Exchange Commission disclosing the transactions set forth in this Amendment as soon as practicable, but no later than February 10, 2006

If the foregoing meets with your approval please signify your acceptance of the terms hereof by signing below.

LAURUS MASTER FUND, LTD.

By:	/s/ David Grin
David Grin
Director

Agreed and accepted on the date hereof

HOUSE OF BRUSSELS CHOCOLATES INC.

By:	/s/ Grant Petersen
Name: Grant Petersen
Title: CEO

HOUSE OF BRUSSELS HOLDINGS LTD.

By:	/s/ Grant Petersen
Name: Grant Petersen
Title: CEO

BRUSSELS CHOCOLATES LTD.

By:	/s/ Grant Petersen
Name: Grant Petersen
Title: CEO

HOUSE OF BRUSSELS CHOCOLATES (USA) LTD.

By:	/s/ Grant Petersen
Name: Grant Petersen
Title: CEO

DEBAS CHOCOLATE INC.

By:	/s/ Grant Petersen
Name: Grant Petersen
Title: Chairman

CHOCOMED, INC.

By:	/s/ Grant Petersen
Name: Grant Petersen
Title: Chairman